                                                                 EXHIBIT 10.15


                                 AMENDMENT NO. 6
--------------------------------------------------------------------------------


                  Amendment No. 6 (this "Amendment"), dated as of February 11, 2000, among ALARIS MEDICAL, INC. a Delaware corporation ("Holdings"), ALARIS MEDICAL SYSTEMS, INC., a Delaware corporation (the "Borrower"), the financial institutions party to the Credit Agreement referred to below (the "Banks"), BANKERS TRUST COMPANY, as Administrative Agent and as a Syndication Agent and BANQUE PARIBAS, as Documentation Agent (together with Bankers Trust Company in its capacity as Administrative Agent, the "Agents") and as a Syndication Agent. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.


                              W I T N E S S E T H:


                  WHEREAS, Holdings, the Borrower, the Banks and the Agents are parties to a Credit Agreement, dated as of November 26, 1996 (as modified, supplemented and amended to, but not including, the date hereof, the "Credit Agreement"); and

                  WHEREAS, the parties hereto wish to amend the Credit Agreement as set forth herein;


                  NOW, THEREFORE, it is agreed:

                  1. The table appearing in Section 8.09 of the Credit Agreement is hereby deleted in its entirety and the following new table is hereby inserted in lieu thereof:

                                                         MINIMUM CONSOLIDATED
                           "DATE                                EBITDA
                            ----                         --------------------
                     December 31, 1999                         $87,800,000

                      March 31, 2000                           $81,200,000
                       June 30, 2000                           $85,600,000
                    September 30, 2000                         $86,400,000
                     December 31, 2000                         $90,000,000

                      March 31, 2001                           $93,500,000
                       June 30, 2001                           $95,500,000
                    September 30, 2001                         $96,400,000
                     December 31, 2001                        $100,200,000



                      March 31, 2002                           $109,500,000
                       June 30, 2002                           $111,900,000
                    September 30, 2002                         $114,300,000
                     December 31, 2002                         $117,200,000

                      March 31, 2003                           $118,600,000
                       June 30, 2003                           $120,300,000
                    September 30, 2003                         $122,100,000
                     December 31, 2003                         $124,200,000

                      March 31, 2004                           $125,700,000
                       June 30, 2004                           $127,500,000
                    September 30, 2004                         $129,400,000
                     December 31, 2004                         $131,600,000

                      March 31, 2005                           $132,600,000
                       June 30, 2005                           $133,900,000".


                  2. The table appearing in Section 8.10 of the Credit Agreement is hereby deleted in its entirety and the following new table is hereby inserted in lieu thereof:

                           "DATE                                RATIO
                            ----                                -----
                     December 31, 1999                        2.30:1.00

                      March 31, 2000                          2.10:1.00
                       June 30, 2000                          2.20:1.00
                    September 30, 2000                        2.25:1.00
                     December 31, 2000                        2.30:1.00

                      March 31, 2001                          2.40:1.00
                       June 30, 2001                          2.50:1.00
                    September 30, 2001                        2.60:1.00
                     December 31, 2001                        2.70:1.00

                      March 31, 2002                          3.00:1.00
                       June 30, 2002                          3.10:1.00
                    September 30, 2002                        3.25:1.00
                     December 31, 2002                        3.35:1.00

                      March 31, 2003                          3.50:1.00
                       June 30, 2003                          3.65:1.00
                    September 30, 2003                        3.70:1.00
                     December 31, 2003                        3.75:1:00



                      March 31, 2004                          4.05:1.00
                       June 30, 2004                          4.15:1.00
                    September 30, 2004                        4.20:1.00
                     December 31, 2004                        4.25:1.00

                      March 31, 2005                          4.50:1.00
                       June 30, 2005                          4.75:1.00".

                  3. The table appearing in Section 8.11 of the Credit Agreement is hereby deleted in its entirety and the following new table is hereby inserted in lieu thereof:

                  "FISCAL QUARTER ENDING                     RATIO
                   ---------------------                     -----
                     December 31, 1999                     4.50:1.00

                      March 31, 2000                       4.80:1.00
                       June 30, 2000                       4.50:1.00
                    September 30, 2000                     4.40:1.00
                     December 31, 2000                     4.30:1.00

                      March 31, 2001                       4.10:1.00
                       June 30, 2001                       3.90:1.00
                    September 30, 2001                     3.80:1.00
                     December 31, 2001                     3.60:1.00

                      March 31, 2002                       3.20:1.00
                       June 30, 2002                       3.10:1.00
                    September 30, 2002                     2.95:1.00
                     December 31, 2002                     2.85:1.00

                      March 31, 2003                       2.75:1.00
                       June 30, 2003                       2.65:1.00
                    September 30, 2003                     2.55:1.00
                     December 31, 2003                     2.50:1.00

                      March 31, 2004                       2.40:1.00
                       June 30, 2004                       2.35:1.00
                    September 30, 2004                     2.30:1.00
                     December 31, 2004                     2.25:1.00

                      March 31, 2005                       2.05:1.00
                       June 30, 2005                       1.75:1.00".

                  4. Section 10 of the Credit Agreement is hereby amended by deleting the definitions of "Applicable Base Rate Margin" and "Applicable Eurodollar Margin" appearing therein in their entirety and inserting the following new definitions of "Applicable Base Rate Margin" and "Applicable Eurodollar Margin" in lieu thereof:

                  "Applicable Base Rate Margin" shall mean (i) in the case of A Term Loans and Revolving Loans, 1.75%, less the Applicable Performance Discount, if any, and (ii) in the case of B Term Loans, C Term Loans and D Term Loans, 2.25%.

                  "Applicable Eurodollar Margin" shall mean (i) in the case of A Term Loans and Revolving Loans, 3.00%, less the Applicable Performance Discount, if any, and (ii) in the case of B Term Loans, C Term Loans and D Term Loans, 3.50%.

                  5. Holdings, the Borrower and the Banks hereby agree that retroactive effect shall be given to the modifications to the definitions of "Applicable Base Rate Margin" and "Applicable Eurodollar Rate Margin" provided for in Section 4 of this Amendment as if such modifications had occurred on December 22, 1999.

                  6. In order to induce the Banks to enter into this Amendment, each of Holdings and the Borrower hereby represents and warrants that (i) other than the receipt by the Borrower of a Warning Letter attached hereto as Exhibit A, the representations, warranties and agreements contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on and as of the Amendment Effective Date (as defined below), after giving effect to this Amendment, and (ii) there exists no Default or Event of Default on the Amendment Effective Date, after giving effect to this Amendment.

                  7. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

                  8. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with Holdings, the Borrower and the Agents.

                  9. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                  10. This Amendment shall become effective on the date (the "Amendment Effective Date") when (i) each of Holdings, the Borrower, the Agents and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Administrative Agent at the Notice Office and (ii) thereafter the Borrower shall have paid to the Administrative Agent for the account of each Bank that has executed a counterpart hereof and delivered same to the Administrative Agent at the Notice Office on or prior to 5:00 P.M. (New York time) on February 11, 2000, an amendment fee equal to 0.25% of the sum of such Bank's outstanding A Term Loans, B Term Loans, C Term Loans, D Term
Loans and Revolving Loan Commitments, in each case at such time.

                  11. From and after the Amendment Effective Date, all references in the Credit Agreement and in the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

                                      * * *

                  IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                         ALARIS MEDICAL, INC.

                         By:
                             ------------------------------
                             Name:
                             Title:


                         ALARIS MEDICAL SYSTEMS, INC.

                         By:
                             ------------------------------
                             Name:
                             Title:


                         BANKERS TRUST COMPANY,
                         Individually and as Administrative Agent

                         By:
                             ------------------------------
                             Name:
                             Title:

                         PARIBAS,
                         Individually and as Documentation Agent

                         By:
                             ------------------------------
                             Name:
                             Title:

                         By:
                             ------------------------------
                             Name:
                             Title:


                         PARIBAS CAPITAL FUNDING

                         By:
                             ------------------------------
                             Name:
                             Title:


                         GENERAL ELECTRIC CAPITAL CORPORATION

                         By:
                             ------------------------------
                             Name:
                             Title:


                         UNION BANK OF CALIFORNIA, N.A.

                         By:
                             ------------------------------
                             Name:
                             Title:


                         U.S. BANK NATIONAL ASSOCIATION

                         By:
                             ------------------------------
                             Name:
                             Title:


                         IBJ WHITEHALL BANK & TRUST COMPANY

                         By:
                             ------------------------------
                             Name:
                             Title:

                         MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.

                         By:
                             ------------------------------
                             Name:
                             Title:


                         SENIOR HIGH INCOME PORTFOLIO, INC.

                         By:
                             ------------------------------
                             Name:
                             Title:


                         ML CBO IV (Cayman) Ltd.

                         By:    Highland Capital Management L.P.,
                                as Collateral Manager

                         By:
                             ------------------------------
                             Name:
                             Title:


                         JACKSON NATIONAL LIFE INSURANCE COMPANY

                         By: PPM America, Inc., as attorney in fact, on behalf of Jackson National Life Insurance Company

                         By:
                             ------------------------------
                             Name:
                             Title:

                         CRESCENT/MACH I PARTNERS, L.P.

                         By:      TCW Asset Management Company, its
                                  Investment Manager


                         By:
                             ------------------------------
                             Name:
                             Title:


                         METROPOLITAN LIFE INSURANCE COMPANY

                         By:
                             ------------------------------
                             Name:
                             Title:


                         OCTAGON INVESTMENT PARTNERS II

                         By:  Octagon Credit Investors, LLC, as
                              Subinvestment Manager

                         By:
                             ------------------------------
                             Name:
                             Title:


                         OCTOGAN LOAN TRUST

                         By:  Octagon Credit Investors, as Manager


                         By:
                             ------------------------------
                             Name:
                             Title:


                         INDOSUEZ CAPITAL FUNDING III, LIMITED

                         By:  Indosuez Capital, as Portfolio Advisor

                         By:
                             ------------------------------
                             Name:
                             Title:

                         PRIME INCOME TRUST

                         By:
                             ------------------------------
                             Name:
                             Title:


                         SENIOR DEBT PORTFOLIO

                         By:  Boston Management and Research, as
                              Investment Advisor

                         By:
                             ------------------------------
                             Name:
                             Title:


                         COMMERCIAL LOAN FUNDING TRUST I

                         By: Lehman Commercial Paper Inc., not in single capacity but solely as Administrative Agent

                         By:
                             ------------------------------
                             Name:
                             Title:


                         PAMCO CAYMAN LTD.

                         By:  Highland Capital Management, L.P.,
                               as Collateral Manager

                         By:
                             ------------------------------
                             Name:
                             Title:

                         PAM CAPITAL FUNDING L.P.

                         By:  Highland Capital Management, L.P.,
                              as Collateral Agent

                         By:
                             ------------------------------
                             Name:
                             Title:


                         KZH CRESCENT-3 LLC

                         By:
                             ------------------------------
                             Name:
                             Title:


                         SENIOR DEBT PORTFOLIO

                         By:  Boston Management and Research,
                               as Investment Advisor

                         By:
                             ------------------------------
                             Name:
                             Title:


                         EATON VANCE SENIOR INCOME TRUST

                         By:  Eaton Vance Management,
                               as Investment Advisor

                         By:
                             ------------------------------
                             Name:
                             Title:


                         OXFORD STRATEGIC INCOME FUND

                         By:  Eaton Vance Management,
                              as Investment Advisor

                         By:
                             ------------------------------
                             Name:
                             Title:

                         TRANSAMERICA BUSINESS CREDIT CORPORATION

                         By:
                             ------------------------------
                             Name:
                             Title:


                         INDOSUEZ CAPITAL FUNDING IIA, LIMITED

                         By: Indosuez Capital as Portfolio Advisor

                         By:
                             ------------------------------
                             Name:
                             Title:


                         INDOSUEZ CAPITAL FUNDING IV, LP

                         By: Indosuez Capital as Portfolio Advisor

                         By:
                             ------------------------------
                             Name:
                             Title:


                         MERRILL LYNCH DEBT STRATEGIES FUND III, INC.

                         By:
                             ------------------------------
                             Name:
                             Title:

                         UNITED OF OMAHA LIFE INSURANCE COMPANY

                         By:  TCW Asset Management Company, its
                                Investment Manager

                         By:
                             ------------------------------
                             Name:
                             Title:


                         SEQUILS I LTD

                         By:  TCW Asset Management Company, its
                                 Investment Manager


                         By:
                             ------------------------------
                             Name:
                             Title: